UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 30, 2019

Date of Report (Date of Earliest Event)

SYLIOS CORP

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

333-154799

(Commission File No.)

501 1st Ave N., Suite 901

St. Petersburg, Florida 33701

(Address of principal executive offices and Zip Code)

(727) 482-1505

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 12, 2019, the Company entered into an Inventory Purchase Agreement (the “Agreement”) with Wanshan Engineering Services, LLC for the purchase of surplus inventory. The Company purchased 30,000 Squeeze Soap Filled Scrubbers for the purchase price of $100,000 via the issuance of 10,000,000 shares of restricted common stock. The Closing of the transaction occurred on September 15, 2019.

On September 21, 2019, the Company entered into an Inventory Purchase Agreement (the “Agreement”) with Wanshan Engineering Services, LLC for the purchase of surplus inventory. The Company purchased 1,000 Ampt wireless earbuds for the purchase price of $60,000 via the issuance of 6,000,000 shares of restricted common stock. The Closing of the transaction occurred on September 25, 2019.

Forward-Looking Statements and Limitation on Representations

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should,” “would” or comparable terminology or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, the Company’s ability to consummate the transaction described above. The Company assumes no duty to update any forward-looking statements other than as required by applicable law.

The Agreements and other disclosures included in this Current Report on Form 8-K are intended to provide shareholders and investors with information regarding the terms of the Agreements, and not to provide shareholders and investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties in the Agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Other than as disclosed in this Current Report on Form 8-K, as of the date of this Current Report on Form 8-K, the Company is not aware of any material facts that are required to be disclosed under the federal securities laws that would contradict the representations and warranties in the Agreements. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws and that might otherwise contradict the representations and warranties contained in the Agreements and will update such disclosure as required by federal securities laws. Accordingly, the Agreements should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the SEC.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Document Description

10.1	Inventory Purchase Agreement between Sylios Corp and Wanshan Engineering Services, LLC dated September 12, 2019
10.2	Inventory Purchase Agreement between Sylios Corp and Wanshan Engineering Services, LLC dated September 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of October 2019.

SYLIOS CORP

BY:	/s/ Jimmy Wayne Anderson
Jimmy Wayne Anderson, President